SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549



                           FORM 8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):     June 28, 1996


                   PROGRAMMER'S PARADISE, INC.
     (Exact name of registrant as specified in its charter)


  Delaware                 33-92810                13-3136104
(State or other       (Commission File         (I.R.S. Employer
jurisdiction of             Number)          Identification Number)
incorporation)


          1163 Shrewsbury Avenue, Shrewsbury, New Jersey 07702
                (Address of principal executive offices)


                            (908) 389-8950
                   (Registrant's telephone number,
                         including area code)



    (Former name or former address, if changed since last report)






       Exhibit Index on Sequentially Numbered Page  5


Item 2.  Acquisition or Disposition of Assets

           As of June 28, 1996, pursuant to an Agreement of Purchase and Sale of Assets (the "Purchase Agreement"), dated as of May 16, 1996, between the Registrant, The Software Developer's Company, Inc. ("SDC") and Software Developer's Company GmbH ("SDEV Germany", and together with SDC, the "Selling Parties"), the Registrant acquired from SDC substantially all of the assets and business related to The Programmer's SuperShop catalog business, inbound and outbound telemarketing, reseller operations, web site, and, subject to the satisfaction of certain conditions, either all of the capital stock, or all of the operations of SDEV Germany, its German subsidiary (collectively, the "Business"). SDC had been the Registrant's largest direct mail competitor, offering a similar array of technical software.

           At the closing, the Registrant paid to SDC an amount equal to $10,022,089, reflecting a $22,089 adjustment of the purchase price in respect of the estimated balance sheet of the Business, and deposited $1,000,000 with an escrow agent to held as follows: (i) $600,000 to be held for a period of one-year to secure the Selling Parties' indemnification and other obligations under the Purchase Agreement, and (ii) $400,000 to be held until July 22, 1996 (the "Stock Transfer Escrow") pending the closing of the acquisition of all of the capital stock or assets of SDEV Germany and the satisfaction of certain conditions in connection therewith (the "Stock Transfer"). The purchase price is subject to further adjustment by the amount by which the tangible net assets of the Business as of June 21, 1996, the business date preceding the date on which the Registrant took over management control of the Business, shall be greater or less than $1,500,000, as set forth on the closing balance sheet of the Business to be delivered after the closing date.

           Additionally, at the closing, the Selling Parties made the following payments to the Registrant: (i) $200,000 to On-Line 2000 GmbH, an indirect subsidiary of the Registrant, for certain management services through June 28, 1996; (ii) $200,000 to the Registrant for certain management services through June 28, 1996; and (iii) $300,000 to the Registrant, on a non-accountable basis, in respect of certain moving, bonus, out-placement, employee, facilities and other fees and expenses.

           As of the close of business on July 22, 1996, the conditions to the Stock Transfer were not satisfied and in accordance with the terms of that certain Letter Agreement dated as of June 28, 1996 between the Registrant and the Selling Parties relating to the Stock Transfer, the Registrant was deemed to have purchased all of the assets of SDEV Germany as of the closing date of the Purchase Agreement, $135,000 of the Stock Transfer Escrow was released to SDC, and $265,000 of the Stock Transfer Escrow was released to the Registrant.

           The Registrant paid the Purchase Price utilizing its cash on hand.

Item 7.  Financial Statements and Exhibits

           (a) Financial Statements of Business Acquired - The following financial statements of Software Developer's Company, Inc. are filed pursuant to this report:

           Balance Sheets for the years ended March 31, 1996 and 1995, Statements of Income and Stockholders Equity and Statements of Cash Flows for the years ended March 31, 1996, 1995 and 1994.

           (b) Pro forma Financial Information - The following pro forma financial information is filed pursuant to this report:

           Unaudited Pro Forma Combined Income Statements and for the twelve months ended December 31, 1995 and the six months months ended June 30, 1996.

           (c)  Exhibits: 1.  Agreement of Purchase and Sale of Assets,
                              dated  as of May 16, 1996,  between
                              the   Registrant  and  the  Selling
                              Parties, and the exhibits thereto. *

                          2. Bill of Sale, dated as of June 28, 1996, executed by the Selling Parties. *

                          3. Facilities and Employee Use Agreement, dated as of June 28, 1996, between the Registrant and SDC. *

                          4.  Closing Statement, dated as of June 28,
                              1996,  between  the Registrant  and
                              the Selling Parties. *

                          5. Letter Agreement regarding the Acquisition of Stock of SDEV Germany, dated as
                              of   June  28,  1996,  between  the
                              Registrant and the Selling Parties. *

                          6. Stock Acquisition Escrow Agreement, dated as of June 28, 1996, between the Registrant, the Selling Parties and Golenbock, Eiseman, Assor & Bell, as escrow agent. *

                          7.  Consent of Independent Accountants.

* Incorporated by reference from the Registrant's Current Report on Form 8-K filed on July 15,1996.




                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROGRAMMER'S PARADISE, INC.
                                           (Registrant)



                                        By: /s/ Roger Paradis
                                            Roger Paradis, President




Dated:   September 13, 1996



                         EXHIBIT INDEX



                                                              Sequentially
      Exhibit                                                 Numbered Page

1.  Agreement of Purchase and Sale of Assets, dated as of
    May 16, 1996, between the Registrant and the Selling
    Parties, and the exhibits thereto.                              *

2.  Bill of Sale, dated as of June 28, 1996, executed by
    the Selling Parties.                                            *

3.  Facilities and Employee Use Agreement, dated as of
    June 28, 1996, between  the  Registrant   and   SDC.            *

4.  Closing Statement, dated as of June 28, 1996, between
    the Registrant and the Selling Parties.                         *

5.  Letter Agreement regarding the Acquisition of Stock of
    SDEV Germany, dated as of June 28, 1996, between the
    Registrant and the Selling Parties.                             *

6.  Stock Acquisition Escrow Agreement, dated as of June 28,
    1996, between the Registrant, the Selling Parties and
    Golenbock, Eiseman, Assor & Bell, as escrow agent.              *

7.  Consent of Independent Auditors                                27

* Incorporated by reference from the Registrant's Current Report on Form 8-K filed on July 15, 1996.